UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 13, 2006

APOGEE ENTERPRISES, INC.

(Exact name of registrant as specified in its charter)

Minnesota	0-6365	41-0919654
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

7900 Xerxes Avenue South, Suite 1800, Minneapolis, Minnesota		55431
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (952) 835-1874

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 7.01    Regulation FD Disclosure

On November 13, 2006, Apogee Enterprises, Inc. issued a press release increasing its fiscal year 2007 earnings guidance to range of $0.92 to $0.98 per share. This is an update to the guidance communicated in its October 23, 2006 press release of $0.88 to $0.94 per share. A copy this press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

ITEM 9.01    FINANCIAL STATEMENTS AND EXHIBITS

Exhibits.
99.1	Press Release issued by Apogee Enterprises, Inc. dated November 13, 2006

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

APOGEE ENTERPRISES, INC.

By:	/s/ James S. Porter
James S. Porter Chief Financial Officer

Dated: November 14, 2006

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EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release issued by Apogee Enterprises, Inc. dated November 13, 2006

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